UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2005

BIG 5 SPORTING GOODS CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49850 (Commission File Number)	95-4388794 (IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo California (Address of principal executive offices)	90245 (Zip Code)

Registrant’s telephone number, including area code: (310) 536-0611

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On May 25, 2005, the Company received a notice of a determination by Nasdaq’s Listing Qualifications Staff that it fails to comply with Nasdaq listing standards set forth in Nasdaq Marketplace Rule 4310(c)(14) due to the delayed filing of its Quarterly Report on Form 10-Q for the fiscal quarter ending April 3, 2005. The Staff informed the Company that such additional delinquency was considered at the May 19, 2005 oral hearing before the NASDAQ Listing Qualifications Panel (the “Panel”). The Company had previously requested such hearing in connection with the receipt of a delisting notice with respect to the delayed filing of the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2005. The Company filed a Form 12b-25 with the Securities and Exchange Commission on May 16, 2005 to report that it was unable to file its fiscal 2005 first quarter Quarterly Report on Form 10-Q by the May 13, 2005 deadline.

     As previously announced, the Company is working diligently to complete the review process in connection with its previously-announced restatements so that the Company’s fiscal 2004 financial statements and the associated audit by KPMG LLP, the Company’s independent registered public accounting firm, may be completed in order to permit the filing of the Company’s Annual Report on Form 10-K for fiscal 2004 as quickly as possible and the filing of its Quarterly Report on Form 10-Q for the fiscal 2005 first quarter promptly thereafter. The Company announced preliminary results for the fiscal 2005 first quarter on May 4, 2005.

     As a result of the Company’s noncompliance with these NASDAQ requirements for continued listing, the Company’s common stock is subject to delisting from the NASDAQ National Market. On May 19, 2005, the Company participated in an oral hearing before the Panel to appeal the delisting of its common stock. The Company requested that the Panel grant it an extension of time to finish such review and audit and to make the filings. There can be no assurance, however, that the Panel will grant the Company’s request. The Company’s common stock will remain listed on the NASDAQ National Market pending the outcome of the appeal under the symbol BGFVE.

     The Company issued a press release on June 1, 2005 regarding these matters. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release, dated June 1, 2005, issued by Big 5 Sporting Goods Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION
(Registrant)

Date: June 1, 2005

/s/ Charles P. Kirk
Charles P. Kirk
Senior Vice President and Chief Financial Officer